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                           FIRST AMENDMENT AND WAIVER
                    TO THE AMENDED AND RESTATED RECEIVABLES
                         PURCHASE AGREEMENT AND RELEASE

    THIS FIRST AMENDMENT AND WAIVER TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND RELEASE (this "Amendment") is made as of April 19, 2001, among;

    (1) WARNACO OPERATIONS CORPORATION, a Delaware corporation, as seller (the "Seller");

    (2) GREGORY STREET, INC., a Delaware corporation, as initial Servicer (the "Servicer");

    (3) THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York agency, as a purchaser ("BNS");

    (4) CITIBANK, N.A., a national banking association, as a purchaser ("CITIBANK"; and together with BNS, the "Purchasers");

    (5) THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York agency, as agent for the Purchasers (in such capacity, the "Agent"); and

    (6) CITIBANK, N.A., a national banking association, as co-agent (in such capacity, the "Co-Agent");

                                    RECITALS

    WHEREAS, the Seller, the Servicer, the Purchasers, the Agent and the Co-Agent have entered into that certain Amended and Restated Restated Receivables Purchase Agreement, dated as of October 6, 2000 (as amended through the date hereof, the "Receivables Purchase Agreement"); and

    WHEREAS, the parties to the Receivables Purchase Agreement now desire to amend the Receivables Purchase Agreement in certain respects;

    NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Receivables Purchase Agreement, the parties hereto agree as follows:

    SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in Exhibit 1 to the Receivables Purchase Agreement.



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    SECTION 2. Amendment to Receivables Purchase Agreement. As of the Effective
Date (as defined below), the Receivables Purchase Agreement is hereby amended as follows:

        2.1. Section 1.1(a) of the Receivables Purchase Agreement is hereby amended to add the following sentences immediately at the end thereof:

              "Notwithstanding the foregoing, until the date (the "Commitment Date") on which the Seller shall deliver an executed Commitment Letter to the Agent and the Co-Agent (which Commitment Letter shall be in a form and substance reasonably satisfactory to the Agent and the Co-Agent), the Aggregate Capital shall not exceed $189,000,000. As used herein, "Commitment Letter" shall mean the letter agreement between The Warnaco Group, Inc. and General Electric Capital Corporation providing for the refinancing in full of the outstanding Aggregate Capital and accrued and unpaid Discount thereon."

        2.2. The definition of "Dilution Reserve Percentage" set forth in
    Exhibit 1 to the Receivables Purchase Agreement is hereby amended in its entirety as follows:

              "Dilution Reserve Percentage" means a percentage equal to the greater of (a) 15.00%, and (b) the average of the Dilution Ratios for the twelve most recent calendar months; provided, however, that upon at least 10 Business Days notice to the Seller, the Agent may increase such Dilution Reserve Percentage to such greater percentage as may be necessary based on portfolio performance in the Agent's sole discretion, to protect the Purchasers against increased dilution risk with respect to the Pool Receivables; provided, further, that such Dilution Reserve Percentage shall only be decreased upon unanimous consent of all Purchasers."

        2.3. Paragraph (n) of the definition of "Eligible Receivable" set forth in Exhibit 1 to the Receivables Purchase Agreement is hereby amended in its entirety as follows:

              "(n) (i) for the period commencing on (and including) the Effective Date (as defined in Section 4.1 of the First Amendment to the Receivables Purchase Agreement) and ending on (and including) May 25, 2001, (solely with respect to Obligors with the eleven (11) largest Outstanding Balances of all Pool Receivables) for which the aggregate of the Defaulted Receivables of each such Obligor and any of its Affiliated Obligors does not exceed 25% of the Outstanding Balance of all such Obligor's Receivables that are Pool Receivables and (ii) at all times thereafter, for which the aggregate of the Defaulted Receivables of the related Obligor and any of its Affiliated Obligors does not exceed 50% of the Outstanding Balance of all such Obligor's Receivables that are Pool Receivables."

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    2.4. Exhibit 1 of the Receivables Purchase Agreement is hereby amended by adding the following in the appropriate alphabetical order:

                   'Recovery Rate' means (a) for the period commencing on (and including) the Effective Date (as defined in Section 4.1 of the First Amendment to the Receivables Purchase Agreement) and ending on (and including) May 25, 2001, 50%, (b) for the period commencing on (and including) May 26, 2001, and ending on (and including) June 15, 2001, 37.50%, (c) for the period commencing on (and including) June 16, 2001, and ending on (and including) July 15, 2001, 12.50% and (d) and at all time thereafter 0%."

    2.5. The term "Permitted Dilution Amount" as set forth in Exhibit 1 to the Receivables Purchase Agreement is hereby globally changed throughout each Transaction Document such that from and after the Effective Date of this Amendment each use of such term in any such Transaction Document shall be deemed to be a reference to the term "Permitted Charge Back Amount." Accordingly, in order to give effect to the immediately preceding sentence, from and after the Effective Date of this Amendment, the term "Permitted Dilution Amount" as set forth in Exhibit 1 to the Receivables Purchase Agreement shall be deleted therefrom and the following term (together with its corresponding definition) shall be substituted therefor in the appropriate alphabetical order:

                   'Permitted Charge Back Amount' means at any time the product of the Recovery Rate and the Monthly Net Charge Back Amount; provided, however, than prior to (and including) July 15, 2001, the "Permitted Charge Back Amount" shall not exceed $22,000,000; provided, further, that at all times prior to the Commitment Date (as defined in Section 1.1) the 'Permitted Charge Back Amount' shall not exceed $15,000,000."

    2.6. The term "Weekly Report" as set forth in Exhibit 1 to the Receivables Purchase Agreement is hereby globally changed throughout each Transaction Document such that from and after the Effective Date of this Amendment each use of such term in any such Transaction Document shall be deemed to be a reference to the term "Biweekly Report." Accordingly, in order to give effect to the immediately preceding sentence, from and after the Effective Date of this Amendment, the term "Weekly Report" as set forth in Exhibit 1 to the Receivables Purchase Agreement shall be deleted therefrom and the following term (together with its corresponding definition) shall be substituted therefor in the appropriate alphabetical order:

                   'Biweekly Report' means a report, together with an officer's certified certificate attached thereto, in substantially the form of Annex D to the Agreement."

    2.7. The term "Weekly Report Date" as set forth in Exhibit 1 to the Receivables Purchase Agreement is hereby globally changed throughout each Transaction Document such that from and after the Effective Date of this Amendment each use of such term in any such Transaction Document shall be deemed to be a reference to the term "Biweekly Report Date." Accordingly, in order to give effect to the immediately preceding sentence, from and after the Effective Date of this Amendment,

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the term "Weekly Report Date" as asset forth in Exhibit 1 to the Receivables
Purchase Agreement shall be deleted therefrom and the following term (together with its corresponding definition) shall be substituted therefor in the appropriate alphabetical order:

                   'Biweekly Report Date' means each Monday and Thursday of each week or if such day is not a Business Day, the next succeeding Business Day."

    2.8. Clause (iii)(b) of Section 2(f) of Exhibit IV to the Receivables Purchase Agreement is hereby amended in its entirety as follows:

        "(b) on each Biweekly Report Date, for each week, a Biweekly Report reflecting information as of five Business Days prior to such Biweekly Report Date."

    2.9. Paragraph (d) of Exhibit V to the Receivables Purchase Agreement is hereby amended in its entirety as follows:

        "(d) the Servicer shall fail to deliver any Monthly Report on the related Monthly Report Date, and such failure shall remain unremedied for five Business Days, or the Servicer shall fail to deliver any Biweekly Report on the related Biweekly Report Date."

    2.10. Clause (i) of Paragraph (g) of Exhibit V to the Receivables Purchase Agreement is hereby amended by replacing the percentage "9.0%" with the percentage "10.5%" therein.

    2.11. Clause (iii) of Paragraph (g) of Exhibit V to the Receivables Purchase Agreement is hereby amended by replacing the percentage "11.0%" with the percentage "11.5" therein.

    SECTION 3. Waiver.

    The Agent hereby waives the requirements of (a) Section 2(f)(i)(a)(B) of
Exhibit IV of the Receivables Purchase Agreement to deliver the 1998, 1999 and 2000 fiscal quarterly financial statements within 50 days after the end of each of the first three fiscal quarters of the Servicer and (b) Section 1(i)(j) of
Exhibit IV of the Receivables Purchase Agreement and Section 2(f)(ii)(a)(B) of
Exhibit IV of the Receivables Purchase Agreement to deliver the 1998, 1999 and 2000 fiscal years financial statements within 95 days after the end of such fiscal years of the Seller and the Servicer, respectively; provided, however, that each of the Seller and the Servicer shall provide to the Agent and the Co-Agent its respective 2000 fiscal year financial statements within thirty days from the Effective Date.

    SECTION 4. Miscellaneous.

    4.1. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") that the following conditions precedent shall have been satisfied:

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        (a) the Agent shall have received an original counterpart (our counterparts) of this Amendment, executed and delivered by each of the parties hereto and

        (b) all costs and expenses payable under the Receivables Purchase Agreement (including any field exam costs and expenses of the Agent and Co-Agent and Attorney Costs) shall have been paid to the Agent.

    The Seller hereby authorizes the Agent to deduct from the proceeds of the next purchase all such costs and expenses referred to in clause(b) of this
Section 3.1.

    4.2. Opinion of Counsel. No later than Wednesday, April 25, 2001, the Seller shall deliver to the Agent and the Co-Agent opinions of counsel regarding the authorization by, and enforceability of this Amendment against each of the Seller, the Servicer, the Originators and The Warnaco Group, Inc., in form and substance reasonably satisfactory to the Agent and the Co-Agent. Failure to so delivery such opinions shall constitute a "Termination Event" under the Receivables Purchase Agreement.

    4.3. Amendment Fee. If the refinancing in full of the outstanding Aggregate Capital and accrued and unpaid Discount is not effective in accordance with the Commitment Letter by the close of business on May 25, 2001, then the Company shall pay on such day to the Agent (on behalf of the Agent and the Co-Agent) an amendment fee (the "Amendment Fee") equal to the product of the Purchase Limit and 0.50%, such amendment fee to be divided between the Agent and the Co-Agent equally. The Seller hereby authorizes the Agent to deduct from the proceeds of a future purchase the Amendment Fee, if applicable.

    4.4. Release. Each of the Seller, the Servicer, each Originator and The Warnaco Group, Inc., ("Group") hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of liability of the Seller, the Servicer, any Originator or Group to repay the Agent, the Co-Agent or any Purchaser as provided in the Receivables Purchase Agreement and the other Transaction Documents or to seek affirmative relief or damages of any kind or nature from the Agent, the Co-Agent or any Purchaser. Each of the Seller, the Servicer, each Originator and Group hereby voluntarily and knowingly releases and forever discharges the Agent, the Co-Agent and the Purchasers, and the Agent's the Co-Agent's and each Purchaser's predecessors, agents, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date of this Amendment is executed, which each of the Seller, the Servicer, each Originator and Group may now or hereafter have against any such Agent, Co-Agent or Purchasers, and the Agent's, the Co-Agent's or the Purchaser's predecessors, agents employees, successors and assigns, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under the Receivables Purchase Agreement or other Transaction Documents, and negotiation and execution of this Amendment.

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    4.5. References to the Agreement. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Receivables Purchase Agreement and each reference to the Receivables Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended by this Amendment.

    4.6. Effect on Agreements. Except as specifically amended above, the Receivables Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

    4.7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

    4.8. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to principles of conflicts of law.

    4.9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

    4.10. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

    4.11. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          WARNACO OPERATIONS CORPORATION

                                          By Carl J. Deddens
                                             ...................................
                                            Name: Carl J. Deddens
                                            Title: Treasurer and Assistant
                                                   Secretary

                                          GREGORY STREET, INC.,
                                          as Servicer

                                          By Carl J. Deddens
                                             ...................................
                                            Name: Carl J. Deddens
                                            Title: Treasurer

        (First Amendment to Amended and Restated Receivables Purchase Agreement)
                                      S-1



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                                          AUTHENTIC FITNESS PRODUCTS, INC.,
                                          as an Originator

                                          By Stanley P. Silverstein
                                             ...................................
                                            Name: Stanley P. Silverstein
                                            Title: Vice President and Secretary

                                          CALVIN KLEIN JEANSWEAR COMPANY,
                                          as an Originator

                                          By Stanley P. Silverstein
                                             ...................................
                                            Name: Stanley P. Silverstein
                                            Title: Vice President and Secretary

                                          WARNACO INC.,
                                          as an Originator

                                          By Stanley P. Silverstein
                                             ...................................
                                            Name: Stanley P. Silverstein
                                            Title: Vice President,
                                                   General Counsel
                                                   and Secretary

                                          THE WARNACO GROUP, INC.,

                                          By Stanley P. Silverstein
                                             ...................................
                                            Name: Stanley P. Silverstein
                                            Title: Vice President,
                                                   General Counsel
                                                   and Secretary

        (First Amendment to Amended and Restated Receivables Purchase Agreement)
                                      S-2



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                                          THE BANK OF NOVA SCOTIA,
                                          as Agent

                                          By Todd S. Meller
                                             ...................................
                                            Name: Todd S. Meller
                                            Title: Managing Director

                                          THE BANK OF NOVA SCOTIA,
                                          as a Purchaser

                                          By Todd S. Meller
                                             ...................................
                                            Name: Todd S. Meller
                                            Title: Managing Director

        (First Amendment to Amended and Restated Receivables Purchase Agreement)
                                      S-3

                                          CITIBANK, N.A.,
                                          as Co-Agent

                                          By Brenda M. Cotsen
                                             ...................................
                                            Name: Brenda M. Cotsen
                                            Title: Vice President

                                          CITIBANK, N.A.,
                                          as a Purchaser

                                          By Brenda M. Cotsen
                                             ...................................
                                            Name: Brenda M. Cotsen
                                            Title: Vice President

        (First Amendment to Amended and Restated Receivables Purchase Agreement)
                                      S-4